NATIONWIDE VARIABLE INSURANCE TRUST

NVIT J.P. Morgan Digital Evolution Strategy Fund

NVIT J.P. Morgan Innovators Fund

NVIT J.P. Morgan Large Cap Growth Fund

NVIT J.P. Morgan US Technology Leaders Fund

Supplement dated November 1, 2022

to the Statement of Additional Information (“SAI”) dated April 25, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT J.P. Morgan Digital Evolution Strategy Fund

1.

In lieu of a meeting of the shareholders of the NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”), the shareholders representing a majority of the Fund’s outstanding shares voted, via written consent on October 6, 2022, to eliminate the Fund’s fundamental investment restriction regarding diversification of investments, so that the Fund may operate as a “non-diversified” investment company. Effective November 14, 2022, the SAI is amended as follows:

a.	The second paragraph under the “General Information and History” section on page 1 of the SAI is deleted in its entirety and replaced with the following:

Except for the NVIT J.P. Morgan Digital Evolution Strategy Fund, each of the Funds featured herein is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The NVIT J.P. Morgan Digital Evolution Strategy Fund is a non-diversified fund, as defined in the 1940 Act.

b.	The sixth bullet under the “Each of the Funds” heading in the “Investment Restrictions” section on page 33 of the SAI is deleted in its entirety and replaced with the following:

•

May not (except the NVIT J.P. Morgan Digital Evolution Strategy Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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